Subsequent events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events
33. Subsequent events
Cancellation of own shares
On April 22, 2026, MHFG has completed the cancellation of its own shares, as resolved by the Board of Directors at its meetings held on November 14, 2025 and February 2, 2026. The cancellation of its own shares was carried out to improve capital efficiency. The number of shares cancelled was 47,016,600 shares, equivalent to approximately 1.9% of the total number of shares issued prior to the cancellation.
Repurchase and Cancellation of own shares
At the meeting of the Board of Directors of MHFG (“the Board”) held on May 15, 202
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, MHFG resolved to repurchase its common stock through market purchases during the period from May 18, 2026, to August 31, 2026. The repurchase program allows for the acquisition of up to 25,000,000 shares, equivalent to approximately 1.0% of the total number of outstanding common shares (excluding treasury shares), for a total amount of up to ¥100 billion. On September 2
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, 202
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, MHFG will cancel all the repurchased shares in accordance with the resolution adopted by the Board on May 15, 202
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. The shareholder return policy is to progressively increase dividends per share, while executing flexible and intermittent share buybacks. In accordance with this policy, the share buybacks were decided, based on our business results, capital adequacy, stock price and the opportunities for growth investment, using the total payout ratio of 50% or more as a guide.